ADVISORS DISCIPLINED TRUST 1410

                          SUPPLEMENT TO THE PROSPECTUS

     The "Termination date" under "Investment Summary--Essential Information" should have been shown as July 14, 2016. Notwithstanding anything to the contrary in the prospectus, the "Termination date" for the trust is July 14, 2016.

     Supplement Dated:  July 15, 2015